UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 17, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

           333-129355                                     20-3505071
    ------------------------                   ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of a Director and Officer, Appointment of Replacement.

      On October 17, 2007, the Board of Directors of China Organic Agriculture, Inc. removed Mr. Jian Lin as Chief Executive Officer of the Company, effective as of that date. This action followed Mr. Lin's removal as a Director of the Company, by action of its majority shareholders, as of the same date. Mr. Lin's removal as Director and Chief Executive Officer was precipitated by disagreement with the Company concerning its direction and business focus.

Simultaneous with the foregoing, Mr. Zhidong Li was elected to the position of Chief Executive Officer of the Company, and as a Director. Mr Li., age 35, is an experienced businessman who has successfully held, over the past five years, significant financial and sales management positions. There are no arrangements between Mr. Li and any other persons pursuant to which Mr. Li was selected as a director. Mr. Li is not yet a member of any committee of the Board, and there are no plans as yet to appoint him to serve on such committee(s).

Item 7.01. Regulation FD Disclosure

On October 18, 2007, China Organic Agriculture, Inc. issued a press release announcing the election of Zhidong Li as Chief Executive Officer of the corporation. A copy of such press release is attached to this report as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01. Exhibits.

99.1 Press Release: China Organic Agriculture Announces Appointment of Zhidong
                    Li as New Chief Executive

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18,  2007                     CHINA ORGANIC AGRICULTURE, INC.


                                            Name:  /s/ Zhidong Li
                                                   -----------------------------
                                                   Zhidong Li
                                            Title: Chief Executive Officer